Accounts payable	6 Months Ended
Jun. 30, 2025
Subclassifications of assets, liabilities and equities [abstract]
Accounts payable	Accounts payable
The following is a table summarizing our accounts payable as of June 30, 2025 and December 31, 2024:

	As of
In thousands of U.S. dollars	June 30, 2025	December 31, 2024
Scorpio Ship Management S.A.M. (SSM)	$1,781	$2,979
Scorpio Services Holding Limited (SSH)	548	7
Amounts due to related party port agents	215	247
Scorpio MR Pool Limited	88	1,726
Scorpio Commercial Management S.A.M. (SCM)	62	250
Mercury Pool Limited	31	—
Scorpio LR2 Pool Limited	21	1,695
Amounts due to a related party bunker supplier	—	579
Amounts due to a related carbon emission manager	—	71

Accounts payable to related parties	2,746	7,554

European Union Allowance (EUA) payables (1)	15,316	12,415
Suppliers	9,542	12,244
	$27,604	$32,213
(1)
(1)    European Union Allowance (EUA) payables relate to our compliance with the EU ETS which was expanded to the maritime industry as of January 1, 2024. Under the EU ETS requirements, we obtain EU allowances to offset the greenhouse gas emissions from our vessels that trade to, from, and within the European Union and European Economic Area and submit these allowances to regulators as proof of compliance annually by the due date of September 30th of each year following the year of compliance. The liability for allowances that have been incurred during the six months ended June 30, 2025 and are not due until September 30, 2026 are classified as non-current, within Other long-term liabilities, on the unaudited condensed consolidated balance sheet.

Other than the EUA payables, which are due September 2025, the majority of accounts payable are settled with a cash payment within 90 days. No interest is charged on accounts payable. We consider that the carrying amount of accounts payable approximates fair value.